This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Trustee's Office of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                            FOR MONTH OF MARCH, 2005.


                              I. FINANCIAL SUMMARY


                                       FVSW           KCI           DEMI        JLP          SWC          SWCI        Total
                                       ----           ---           ----        ---          ---          ----        -----
A.  CASH ON HAND START OF MONTH              $0    $3,632,845         $0          $0          $337            $0    $3,633,182
                                    -------------------------------------------------------------------------------------------
B.  RECEIPTS                                  0    73,244,277          0           0        12,098         1,250    73,257,625
C.  DISBURSEMENTS                             0    73,055,342          0           0        14,975         1,250    73,071,567
                                    -------------------------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)              0       188,935          0           0        (2,877)            0       186,058
                                    -------------------------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH                $0    $3,821,780         $0          $0       ($2,540)           $0    $3,819,240
                                    ===========================================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,385,147 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $15,440,949.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                          Sub         Elimin-
                          FVSW       KCI        DEMI      JLP        SWC       SWCI      Total        ations       Total
                          ----       ---        ----      ---        ---       ----      -----        -------      -----
A  NET SALES                 $0  $28,915,411       $0        $0  $1,380,165       $0  $30,295,576  ($1,974,196) $28,321,380
B. COST OF SALES              0   25,873,665        0         0   1,209,821        0   27,083,486   (1,974,196)  25,109,290
                        ----------------------------------------------------------------------------------------------------
C. GROSS PROFIT               0    3,041,746        0         0     170,344        0    3,212,090            0    3,212,090
D. TOTAL OPERATING
    EXPENSES              3,549    5,681,869      290    60,000     293,359    6,281    6,045,348     (203,720)   5,841,628
                        ----------------------------------------------------------------------------------------------------
E. NET INCOME (LOSS)
    FROM OPERATIONS      (3,549)  (2,640,123)    (290)  (60,000)   (123,015)  (6,281)  (2,833,258)     203,720   (2,629,538)
F. NON-OPERATING,
    NON-RECURRING
    REVENUE (EXPENSES)    7,713     (560,784)  60,000         0     (50,422)       0     (543,493)    (203,720)    (747,213)
                        ----------------------------------------------------------------------------------------------------
H. NET INCOME (LOSS)     $4,164  ($3,200,907) $59,710  ($60,000)  ($173,437) ($6,281) ($3,376,751)          $0  ($3,376,751)
                        ====================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                            Sub        Elimin-
                             FVSW      KCI        DEMI      JLP        SWC       SWCI      Total       ations       Total
                             ----      ---        ----      ---        ---       ----      -----       -------      -----
A.Related to Business
  Operations:
--------------------------
Total Revenue (Sales)              $28,915,411                     $1,380,165           $30,295,576  ($1,974,196) $28,321,380
                            --------------------------------------------------------------------------------------------------
Less: Cost of Goods
 Sold:
 Beginning Inventory
  at Cost                           78,522,322                      3,093,123            81,615,445                81,615,445
 Add: Purchases                     24,384,466                      1,643,494            26,027,960   (1,974,196)  24,053,764
 Less: Ending Inventory
  at Cost                           77,033,123                      3,526,796            80,559,919                80,559,919
                            --------------------------------------------------------------------------------------------------
Cost of Goods Sold               0  25,873,665        0         0   1,209,821        0   27,083,486   (1,974,196)  25,109,290
                            --------------------------------------------------------------------------------------------------
Gross Profit                     0   3,041,746        0         0     170,344        0    3,212,090            0    3,212,090
                            --------------------------------------------------------------------------------------------------

Less: Operating Expenses:
  Officer Compensation                  41,923                                               41,923                    41,923
  Salaries and Wages-
   Other Employees                   1,160,434                         75,504             1,235,938                 1,235,938
  Employee Benefits
   and Pensions                105     989,303                         24,800             1,014,208                 1,014,208
  Payroll Taxes                         99,068                         14,246               113,314                   113,314
  Real Estate Taxes                     12,231                         12,057      633       24,921                    24,921
  Federal and State
   Income Taxes                              0                                                    0                         0
  Rent and Lease Expense                82,315                            701                83,016                    83,016
  Interest Expense                     483,883             60,000                           543,883     (192,851)     351,032
  Insurance                             69,375                         12,730                82,105                    82,105
  Automobile Expense                         0                              0                     0                         0
  Utilities                            474,914                         10,325      167      485,406                   485,406
  Depreciation and
   Amortization              3,444   1,120,534                         87,292    4,081    1,215,351                 1,215,351
  Repairs and Maintenance              193,682                          5,032      400      199,114                   199,114
  Advertising                           61,488                                               61,488                    61,488
  Supplies, Office Expense
   and Photocopies                      88,578                          8,476                97,054                    97,054
  Bad Debts                                  0                                                    0                         0
  Miscellaneous                  0     804,141      290         0      42,196    1,000      847,627      (10,869)     836,758
                            --------------------------------------------------------------------------------------------------
Total Operating Expenses     3,549   5,681,869      290    60,000     293,359    6,281    6,045,348     (203,720)   5,841,628
                            --------------------------------------------------------------------------------------------------
Net Income (Loss)
 From Operations            (3,549) (2,640,123)    (290)  (60,000)   (123,015)  (6,281)  (2,833,258)     203,720   (2,629,538)
                            --------------------------------------------------------------------------------------------------


B.Not Related to Business
  Operations:
--------------------------
Revenue:
  Interest Income              713           0   60,000               132,851               193,564     (192,851)         713
  Net Gain (Loss) on Sale
   of Assets                 1,000                                               1,000                     1,000
  Other                      7,000      56,699        0         0           0        0       63,699      (10,869)      52,830
                            --------------------------------------------------------------------------------------------------
Total Non-Operating
  Revenue                    7,713      57,699   60,000         0     132,851        0      258,263     (203,720)      54,543
                            --------------------------------------------------------------------------------------------------
Expenses:
  Legal and Professional
   Fees                          0     618,483        0         0     183,273        0      801,756            0      801,756
  Other                          0           0        0         0           0        0            0            0            0
                            --------------------------------------------------------------------------------------------------
Total Non-Operating
  Expenses                       0     618,483        0         0     183,273        0      801,756            0      801,756
                            --------------------------------------------------------------------------------------------------
Net Income (Loss)
  For Period                $4,164 ($3,200,907) $59,710  ($60,000)  ($173,437) ($6,281) ($3,376,751)          $0  ($3,376,751)
                            ====================================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

                                IV. BALANCE SHEET

                                FVSW         KCI          DEMI          JLP         SWC          SWCI
                                ----         ---          ----          ---         ---          ----
ASSETS
------
Current
-------
 Cash                                      $3,821,780                                ($2,540)
 Inventory                       53,582    42,238,617                              3,101,132
 Accounts Receivable                       31,958,386                                495,079       6,000
 Prepaid Expenses                           2,249,496                                 37,262       1,264
 Other-Exhibit E                 77,138     3,368,782   15,389,793            0      301,647           0
                             ----------------------------------------------------------------------------
    Total Current Assets        130,720    83,637,061   15,389,793            0    3,932,580       7,264
                             ----------------------------------------------------------------------------

Fixed
-----
 Property and Equipment       1,175,330   326,635,885                             21,679,728   2,285,279
 Accumulated Depreciation      (747,956) (246,001,298)                           (17,411,577) (1,840,923)
                             ----------------------------------------------------------------------------
 Total Fixed Assets             427,374    80,634,587            0            0    4,268,151     444,356
                             ----------------------------------------------------------------------------

Other
-----
 Restricted Investments                     5,878,315                                248,296
 Prepaid Pension Asset                    137,565,283
 Deferred Financing Costs                     986,318
 Goodwill                                     751,508
 Other-Exhibit F                 40,000    39,513,966            0            0    2,246,871           0
                             ----------------------------------------------------------------------------
    Total Other Assets           40,000   184,695,390            0            0    2,495,167           0
                             ----------------------------------------------------------------------------
    Total Assets                $598,094 $348,967,038  $15,389,793           $0  $10,695,898    $451,620
                             ============================================================================

LIABILITIES
-----------
Current
-------
 Pre-Petition
  Accounts Payable                         19,645,542                              1,012,833      54,503
 Post-Petition
  Accounts Payable                          1,617,039                                 64,769       1,400
 Pre-Petition
  Accounts Payable-
  Affiliates                 (2,649,073)   88,419,300    5,774,107   15,552,291  (89,758,156) (1,459,080)
 Post-Petition
  Accounts Payable-
  Affiliates                   (233,390)    2,420,196      381,640      604,515     (357,658)   (139,789)
 Pre-Petition
  Accrued Expenses-
  Exhibit G                       3,183    14,049,359       35,632      (36,000)   6,668,380      64,082
 Post-Petition
  Accrued Expenses-
  Exhibit H                           0    12,851,929            0            0      153,689      (3,447)
 Post-Petition
  Accrued Professional
  Fees                                      3,808,747                                  2,939
 Post-Petition
  Accrued Other Taxes-
  Exhibit M                           0       435,657            0            0       32,139      (4,270)
 Pre-Petition Notes
 Payable and Current                                                                                0
  Maturities of
  Long Term Debt                           28,116,000                                 20,290
 Post-Petition Notes
  Payable and Current                                                                               0
  Maturities of
  Long Term Debt                           42,045,372                                (20,290)
 Accrued OPEB Cost                         11,441,001                   155,000      297,662
 Income Taxes Payable
 Pre-petition accrued
  pref. Stock dividends                    11,845,805
 Post petition accrued
  pref. Stock dividends                     7,843,014
                             ----------------------------------------------------------------------------
    Total Current
     Liabilities             (2,879,280)  244,538,961    6,191,379   16,275,806  (81,883,403) (1,486,601)
                             ----------------------------------------------------------------------------

Long Term
---------
 Pre-Petition Long
  Term Debt                                32,180,761
 Post-Petition Long
  Term Debt                                   157,261
 Accrued OPEB Cost               34,849   118,729,833                 1,446,589    9,292,461
 Accrued Pension Cost                         819,414
 Pre-Petition Accrued
  Expenses-Exhibit I                  0    11,104,689    3,573,908            0            0           0
 Post-Petition Accrued
  Expenses-Exhibit J                  0       601,180     (200,979)           0            0           0
                             ----------------------------------------------------------------------------
 Total Long Term
  Liabilities                    34,849   163,593,138    3,372,929    1,446,589    9,292,461           0
                             ----------------------------------------------------------------------------
Preferred Stock                             2,112,000
---------------              ----------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY
 (DEFICIT)
 Common Stock                    10,000    10,798,251            6    2,246,866    5,619,274       1,000
 Additional Paid-In Capital                33,382,482                             27,579,007
 Accumulated Deficit          3,432,525  (105,445,669)   5,825,479  (19,969,261)  83,646,012   1,937,221
 Treasury Stock                               (12,125)                           (33,557,453)
                             ----------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)         3,442,525   (61,277,061)   5,825,485  (17,722,395)  83,286,840   1,938,221
                             ----------------------------------------------------------------------------
    Total Liabilities &
     Stockholders'
     Equity (Deficit)          $598,094  $348,967,038  $15,389,793           $0  $10,695,898    $451,620
                             ============================================================================

                                  Sub         Elimin-
                                 Total        ations         Total
                                 -----        -------        -----
ASSETS
------
Current
-------
 Cash                          $3,819,240                  $3,819,240
 Inventory                     45,393,331                  45,393,331
 Accounts Receivable           32,459,465                  32,459,465
 Prepaid Expenses               2,288,022                   2,288,022
 Other - Exhibit E             19,137,360   (15,691,440)    3,445,920
                             -----------------------------------------
    Total Current Assets      103,097,418   (15,691,440)   87,405,978
                             -----------------------------------------

Fixed
-----
 Property and Equipment       351,776,222                 351,776,222
 Accumulated Depreciation    (266,001,754)               (266,001,754)
                             -----------------------------------------
 Total Fixed Assets            85,774,468             0    85,774,468
                             -----------------------------------------

Other
-----
 Restricted Investments         6,126,611                   6,126,611
 Prepaid Pension Asset        137,565,283                 137,565,283
 Deferred Financing Costs         986,318                     986,318
 Goodwill                         751,508                     751,508
 Other-Exhibit F               41,800,837   (41,173,674)      627,163
                             -----------------------------------------
    Total Other Assets        187,230,557   (41,173,674)  146,056,883
                             -----------------------------------------
    Total Assets             $376,102,443  ($56,865,114) $319,237,329
                             =========================================

LIABILITIES
-----------
Current
-------
 Pre-Petition
  Accounts Payable             20,712,878                  20,712,878
 Post-Petition
  Accounts Payable              1,683,208                   1,683,208
 Pre-Petition
  Accounts Payable-
  Affiliates                   15,879,389   (14,904,350)      975,039
 Post-Petition
  Accounts Payable-
  Affiliates                    2,675,514      (787,090)    1,888,424
 Pre-Petition
  Accrued Expenses-
  Exhibit G                    20,784,636             0    20,784,636
 Post-Petition
  Accrued Expenses-
  Exhibit H                    13,002,171             0    13,002,171
 Post-Petition
  Accrued Professional
  Fees                          3,811,686                   3,811,686
 Post-Petition
  Accrued Other Taxes-
  Exhibit M                       463,526             0       463,526
 Pre-Petition Notes
 Payable and Current
  Maturities of
  Long Term Debt               28,136,290                  28,136,290
 Post-Petition Notes
  Payable and Current
  Maturities of
  Long Term Debt               42,025,082                  42,025,082
 Accrued OPEB Cost             11,893,663                  11,893,663
 Income Taxes Payable                   0                           0
 Pre-petition accrued
  pref. Stock dividends        11,845,805                  11,845,805
 Post petition accrued
  pref. Stock dividends         7,843,014                   7,843,014
                             -----------------------------------------
    Total Current
     Liabilities              180,756,862   (15,691,440)  165,065,422
                             -----------------------------------------

Long Term
---------
 Pre-Petition Long
  Term Debt                    32,180,761                  32,180,761
 Post-Petition Long
  Term Debt                       157,261                     157,261
 Accrued OPEB Cost            129,503,732                 129,503,732
 Accrued Pension Cost             819,414                     819,414
 Pre-Petition Accrued
  Expenses-Exhibit I           14,678,597             0    14,678,597
 Post-Petition Accrued
  Expenses-Exhibit J              400,201             0       400,201
                             -----------------------------------------
 Total Long Term
  Liabilities                 177,739,966             0   177,739,966
                             -----------------------------------------
Preferred Stock                 2,112,000                   2,112,000
---------------              ------------------------------------------

 STOCKHOLDERS' EQUITY
 (DEFICIT)
 Common Stock                  18,675,397    (7,877,145)   10,798,252
 Additional Paid-In Capital    60,961,489   (27,579,007)   33,382,482
 Accumulated Deficit          (30,573,693)  (39,274,975)  (69,848,668)
 Treasury Stock               (33,569,578)   33,557,453       (12,125)
                             -----------------------------------------
    Total Stockholders'
     Equity (Deficit)          15,493,615   (41,173,674)  (25,680,059)
                             -----------------------------------------

    Total Liabilities &
     Stockholders'
     Equity (Deficit)        $376,102,443  ($56,865,114) $319,237,329
                             ==========================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT E

                              OTHER CURRENT ASSETS

                                                                                                 Sub         Elimin-
                               FVSW      KCI         DEMI         JLP       SWC       SWCI      Total        ations         Total
                               ----      ---         ----         ---       ---       ----      -----        -------        -----
Interest Receivable           $2,138                                                              $2,138                     $2,138
Note Receivable               75,000                                                              75,000                     75,000
Intercompany Receivable                3,276,026   15,389,793              301,647            18,967,466   (15,691,440)   3,276,026
Short Term Investments                    20,428                                                  20,428                     20,428
Receivable From EB Plans                  69,901                                                  69,901                     69,901
Stop Loss Receivable                       1,927                                                   1,927                      1,927
Security Deposit                             500                                                     500                        500
                             -------------------------------------------------------------------------------------------------------
  Total Other Current
   Assets                    $77,138  $3,368,782  $15,389,793       $0    $301,647       $0  $19,137,360  ($15,691,440)  $3,445,920
                             =======================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub         Elimin-
                               FVSW      KCI         DEMI         JLP       SWC       SWCI      Total        ations         Total
                               ----      ---         ----         ---       ---       ----      -----        -------        -----
Note Receivable              $40,000                                                             $40,000                    $40,000
Rail Cars                                259,113                                                 259,113                    259,113
Investment in Sherman
 Wire Comany                          38,915,803                                              38,915,803   (38,915,803)           0
Investment in Fox
 Valley Steel & Wire                      10,000                                                  10,000       (10,000)           0
Investment in Sherman
 Wire of Caldwell Inc.                     1,000                                                   1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                           2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                              323,250                                                 323,250                    323,250
Deposits                                   4,800                                                   4,800                      4,800
                             -------------------------------------------------------------------------------------------------------
  Total Other Long
   Term Assets               $40,000 $39,513,966           $0       $0  $2,246,871       $0  $41,800,837  ($41,173,674)    $627,163
                             =======================================================================================================


                                   EXHIBIT G
                    PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                 Sub         Elimin-
                               FVSW      KCI         DEMI         JLP       SWC       SWCI      Total        ations         Total
                               ----      ---         ----         ---       ---       ----      -----        -------        -----
Income Taxes                  $3,183                  $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                        2,490,749                              (168)            2,490,581                  2,490,581
Missar Pension                                 0                            19,935                19,935                     19,935
Unclaimed Property                         6,487                            17,540                24,027                     24,027
Abandoned Real Estate Exp                      0                           658,744               658,744                    658,744
Legal and Professional Fees              245,464                           487,932               733,396                    733,396
Self-Insurance Liability               2,605,387                         5,050,166             7,655,553                  7,655,553
Pensions                                       0                            15,704                15,704                     15,704
Salaries/Wages                            71,558                            47,300               118,858                    118,858
Holiday Pay/Vacations                          0                           127,854               127,854                    127,854
FICA - Employer                                0                             3,257                 3,257                      3,257
Federal Unemployment Taxes                     0                             3,397                 3,397                      3,397
State Unemployment Taxes                       0                            20,577                20,577                     20,577
Defined Contribution Plan                      0                            28,615                28,615                     28,615
Medical Insurance                         86,560                            88,737   16,419      191,716                    191,716
Utilities                                      0                             5,049     (110)       4,939                      4,939
Volume Incentive Plan                          0                            72,000                72,000                     72,000
Property Tax                                   0                            32,865    5,973       38,838                     38,838
Sales/Use Tax                                  0                             8,124    1,800        9,924                      9,924
Customer Overpayments                          0                            50,843                50,843                     50,843
Other - Plant Shut-Down                        0                                     40,000       40,000                     40,000
Goods received not invoiced                    0                                                       0                          0
Unearned Revenue                               0                                                       0                          0
Sales Rebates/Discounts                   41,275                                                  41,275                     41,275
Manufacturing Misc                             0                                                       0                          0
EPA                                    7,844,269                                               7,844,269                  7,844,269
Medical Insurance                              0                                                       0                          0
Accrued State Franchise Tax              172,743                                                 172,743                    172,743
Accrued Bank Service Charge               (9,995)                                                 (9,995)                    (9,995)
Accrued Interest                         454,639                                                 454,639                    454,639
Accrued travel                            40,223                                                  40,223                     40,223
Accrued taxes - other                                                                                  0                          0
                             -------------------------------------------------------------------------------------------------------
  Total Pre-Petition
   Accrued Expenses-
   Current                    $3,183 $14,049,359      $35,632 ($36,000) $6,668,380  $64,082  $20,784,636            $0  $20,784,636
                             =======================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                        Sub      Elimin-
                             FVSW      KCI         DEMI     JLP     SWC      SWCI      Total     ations      Total
                             ----      ---         ----     ---     ---      ----      -----     -------     -----
Abandoned Real Estate Exp                  502                     (3,045)               (2,543)              (2,543)
Pensions                                     0                      8,113                 8,113                8,113
Salaries/Wages                       1,237,831                     13,514             1,251,345            1,251,345
Holiday Pay/Vacations                4,181,660                     (7,932)            4,173,728            4,173,728
Defined Contribution Plan              456,907                     12,826               469,733              469,733
Medical Insurance                      293,959                     (8,090)  (3,906)     281,963              281,963
Utilities                              422,341                    115,186      459      537,986              537,986
Legal                                  335,000                     (7,124)              327,876              327,876
Professional Fees                      282,225                                          282,225              282,225
Goods Received Not Invoiced            748,953                                          748,953              748,953
Worker's Compensation                2,051,583                                        2,051,583            2,051,583
Unearned Revenue                         2,500                                            2,500                2,500
Sales Rebates/Discounts              1,223,965                                        1,223,965            1,223,965
Abanondon Property                           0                                                0                    0
Miscellaneous                          464,500                     30,241               494,741              494,741
Accrued Bank Service Charge             39,087                                           39,087               39,087
Accrued Self-Insurance
 Losses                                 26,599                                           26,599               26,599
Accrued Interest                       708,548                                          708,548              708,548
Accrued Travel                               0                                                0                    0
Accrued Profit Sharing                 250,000                                          250,000              250,000
Accrued Management Fees                125,769                                          125,769              125,769
                              ---------------------------------------------------------------------------------------
  Total Post-Petition
   Accrued Expenses-
   Current                       $0  $12,851,929          $0   $0  $153,689  ($3,447) $13,002,171    $0    $13,002,171
                              =======================================================================================

                                    EXHIBIT I
                   PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                        Sub      Elimin-
                             FVSW      KCI         DEMI     JLP     SWC      SWCI      Total     ations      Total
                             ----      ---         ----     ---     ---      ----      -----     -------     -----
Environmental                        3,127,000   3,573,908                            6,700,908            6,700,908
Workmans Compensation                1,846,775                                        1,846,775            1,846,775
Accrued Deferred Interest
 Exp.                                  781,715                                          781,715              781,715
L/T Deferred Compensation               24,212                                           24,212               24,212
Long Term Disability                    32,987                                           32,987               32,987
L/T Deferred Tax Liability           5,292,000                                        5,292,000            5,292,000
                              ---------------------------------------------------------------------------------------
  Total Pre-Petition
   Accrued Expenses-
   Long Term                     $0  $11,104,689  $3,573,908   $0        $0       $0  $14,678,597    $0    $14,678,597
                              =======================================================================================

                                   EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                        Sub      Elimin-
                             FVSW      KCI         DEMI     JLP     SWC      SWCI      Total     ations      Total
                             ----      ---         ----     ---     ---      ----      -----     -------     -----
Workmans Compensation                 $596,363                                         $596,363             $596,363
Long Term Disability                     4,817                                            4,817                4,817
Environmental                                     (200,979)                            (200,979)            (200,979)
                              ---------------------------------------------------------------------------------------
  Total Post Petition
   Accrued Expenses-
   Long Term                     $0     $601,180  ($200,979)  $0        $0       $0     $400,201    $0       $400,201
                              =======================================================================================

                                   EXHIBIT M
                       POST PETITION ACCRUED OTHER TAXES

                                                                                        Sub      Elimin-
                             FVSW      KCI         DEMI     JLP     SWC      SWCI      Total     ations      Total
                             ----      ---         ----     ---     ---      ----      -----     -------     -----
FICA - Employer                       $522,483                     (3,257)             $519,226             $519,226
Federal Unemployment Taxes                   0                      1,413                 1,413                1,413
State Unemployment Taxes                     0                     30,349                30,349               30,349
Property Tax                           275,787                      1,114   (4,270)     272,631              272,631
Sales/Use Tax                            1,551                      2,520                 4,071                4,071
Accrued State Franchise Tax           (322,958)                                        (322,958)            (322,958)
Miscellaneous                          (41,206)                                         (41,206)             (41,206)
                              ---------------------------------------------------------------------------------------
  Total Post Petition
   Accrued Other Taxes           $0     $435,657          $0   $0   $32,139  ($4,270)    $463,526    $0       $463,526
                              ===========================================================================================